                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   8
     Statement of Assets and Liabilities.........  17
     Statement of Operations.....................  18
     Statement of Changes in Net Assets..........  19
     Financial Highlights........................  20
     Notes to Financial Statements...............  23
     Report of Independent Accountants...........  30

    GMA ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 30, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The U.S. stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation, and many foreign markets also enjoyed attractive returns. The strength of the U.S. equity and fixed-income markets in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments, and of maintaining a diver-sified portfolio of domestic and foreign investments. While the environment for stocks and bonds in many major markets remains positive, it is unlikely that 1996 will see a repeat of the U.S. markets' strong 1995 performance. How-ever, over the long-term, stocks have outperformed virtually all other types of investments, bonds have met the needs of investors who seek capital preser-vation and regular income, and foreign securities provide portfolio diversifi-cation.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  A number of major stock and bond markets overseas also did well in 1995. Among foreign stock markets, the larger European markets--such as the United Kingdom and Germany--lagged the smaller European markets due to their tight monetary policy (keeping short-term rates relatively high), which was driven by their fear of inflation. Among the smaller European stock markets, such as Switzerland and Sweden, stocks on average have appreciated in dollar terms on par with the S&P 500.
                                                          Continued on page two

  In the fixed-income markets, those countries regarded as being in the U.S. dollar bloc performed well, particularly in Canada and Australia. These markets are highly influenced by events in the United States and have tended to mirror its economic trends.

ECONOMIC OUTLOOK
  We believe foreign markets will continue to be influenced by U.S. interest rate movements and trends in corporate profitability and foreign exchange rates. This was recently apparent when several countries, including France, En-gland and Germany, lowered short-term interest rates in early December. We be-lieve this reflects a global trend toward lower interest rates, as inflation fears continue to subside around the world.
  In terms of the U.S. markets, we are cautiously optimistic. We expect the do-mestic economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensi-tive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pres-sure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

             VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   13.30%   12.31%   12.16%
One-year total return/2/.............................    7.90%    8.31%   11.16%
Life-of-Fund average annual total return/2/..........    3.78%    3.62%    6.12%
Commencement date.................................... 05/16/94 05/16/94 05/16/94

/1/Assumes reinvestment of all distributions for the period and does not in-clude payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contin-gent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital Interna-tional World Index and J.P. Morgan Global Traded Government Index over time.These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the secu-rities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfo-lio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Global Managed Assets Fund vs. Morgan Stanley Capital International World Index and J.P. Morgan Global Traded Government Index (May 1994 through December 1995)


                             [GRAPH APPEARS HERE]

Fund's Total Return
   1 Year Avg. Annual = 7.90%
Inception Avg. Annual = 3.78%

                      VKAC Global      Morgan Stanley          J.P. Morgan
                      Managed Assets   Capital International   Global Traded
Measurement Period    Fund             World Index             Government Index
------------------    --------------   ---------------------   ----------------
May-1994              $ 9,526          $10,000                 $10,000
Jun-1994              $ 9,422          $ 9,966                 $10,119
Sep-1994              $ 9,531          $10,138                 $10,237
Dec-1994              $ 9,376          $10,021                 $10,284
Mar-1995              $ 9,567          $10,443                 $11,310
Jun-1995              $10,036          $10,843                 $11,884
Sep-1995              $10,479          $11,401                 $11,869
Dec-1995              $10,623          $11,895                 $12,268

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
The following is an interview with the management team of Van Kampen American Capital Global Managed Assets Fund. The team is led by Jeff D. New and John R. Reynoldson of Van Kampen American Capital (U.S. holdings), Alan Doyle and Peter Kysel of John Govett & Co. Limited (international holdings), and Alan T. Sachtleben, Van Kampen American Capital's executive vice president of equity investments.

 Q WHAT GENERAL MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PER-FORMANCE IN 1995?

 A For most of the year, the global economic environment remained broadly positive with expanding business activity and subdued inflation in most developed countries.
During the first half of 1995:
 . The U.S. dollar fell against major currencies and economic problems in several countries contributed to greater volatility in the financial markets.
 . The Japanese markets suffered due to a host of factors including the Kobe earthquake, political uncertainties, trade friction with the U.S. and a strong yen.
And, during the second half of the year:
 . A broad economic slowdown--and accompanying lower inflation rates--became apparent outside the U.S. Growth in Europe, in particular, began to slow sharply. In combination with more moderate economic growth and low interest rates in the U.S., this contributed to a continuation of the generally positive environment for the world's markets.
 . The U.S. dollar reversed its eighteen-month decline in value against other major currencies. As European economic growth rates dropped below U.S. levels, the dollar began to stabilize and then to appreciate--particularly against the Japanese yen.

 Q   HOW DID YOU POSITION THE FUND IN RESPONSE TO THE EVENTS OF THE YEAR?

 A We continued to invest in both the stock and bond markets, as significant opportunities existed in both sectors during the period. As shown by the tables below, we modestly reduced our bond holdings later in the year, in or-der to take advantage of greater opportunities in the world's stock markets-- particularly in continental Europe, where corporate profits should benefit from a lower interest rate environment.

                      SECURITY WEIGHTINGS FOR THE PERIOD

                      DECEMBER 31, 1994     JUNE 30, 1995     DECEMBER 31, 1995
-------------------------------------------------------------------------------
  STOCKS                     50%                 64%                 70%
-------------------------------------------------------------------------------
  BONDS                      34%                 28%                 27%
-------------------------------------------------------------------------------
  OTHER NET ASSETS           16%                  8%                  3%


  Our major focus remained on the U.S. where economic conditions--moderate growth, low inflation and low interest rates--were very positive for its stock and bond markets.

 Top 5 Countries Repre-      EQUITY INVESTMENTS: The U.S. stock market
         sented            outperformed most international markets throughout
    in the Portfolio       1995, reflecting the more advanced stage of its
 as of December 31, 1995   economic cycle and a generally positive environment
                           for corporate revenues and profits.


         France              We maintained the strategy of investing in at
          Japan            least three of the key equity markets, including
         Sweden            the United States, as well as holding many smaller
     United Kingdom        positions throughout continental Europe and the Far
      United States        East. In an effort to help reduce volatility during
                           the period, investments in developed markets with
stable currencies were emphasized.
  As we move into 1996, we will continue to favor investments which stand to benefit from the low and declining interest rate environments seen around the world. Positions in capital equipment, financial services and other service-oriented companies may be increased.

  BOND INVESTMENTS: World bond markets rallied through much of 1995--led by the U.S. market during the first half of the year. As the year progressed, however, bond market leadership shifted as relative growth profiles reversed:
U.S. economic growth became relatively higher as growth in other parts of the world decreased. As such, the European and Japanese markets, which had been appreciating along with the U.S. bond market began to outperform the U.S. in the second half of the year.
  The Fund's exposure has been largely concentrated on the U.S. bond market with European markets playing a smaller, but important, role. As the dollar stabilized and then began to rise against other currencies, the pressures within the European Exchange Rate Mechanism were reduced. This allowed smaller European bond markets to outperform those of Germany and the larger European states. To take advantage of this trend, the Fund shifted some of its assets from larger to smaller European markets--Sweden and Spain for example. Final-ly, the Fund maintained a significant position in U.S. dollars during the year as a defensive measure against notable currency volatility. This strategy proved to be beneficial throughout the year.

 Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?

 A During the year ended December 31, 1995, the Fund (Class A shares) achieved a total return at net asset value of 13.30 percent/1/. During the same period, the Morgan Stanley Capital International World Index (an un-managed index that is used as a benchmark for general global equity funds) had a total return of 18.70 percent. The J.P. Morgan Global Traded Government In-dex (an unmanaged index of major foreign and U.S. Government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value) achieved a total return of 17.96 percent for the reporting period. These indices are unmanaged, statistical composites and do not reflect any commissions or fees that would be paid by an investor purchas-ing the securities they represent.

 Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKET AND, MORE SPECIFICALLY, FOR THE FUND.

 A Going forward, we believe the economic conditions underlying global mar-kets should remain positive. We base this outlook on three key points:
 . Economic growth is subdued in Europe and Japan, and running at sustainable rates in the United States and the United Kingdom.
 . Inflation rates have proven to be surprisingly low in all parts of the industrialized world and we do not expect any sudden resurgence of growth and inflationary fears.
 . Finally, the economic imbalances which led to the sharp exchange rate movements of 1994 and the first half of 1995 are no longer present, and we expect currency movements to be moderate.
  Given this outlook, we will continue to seek capital appreciation consistent with reasonable risk (attempting to keep volatility as low as possible), through a well balanced portfolio of global stocks and bonds.

/s/ Alan T. Sachtleben   /s/ Jeff D. New       /s/ John R. Reynoldson
Alan T. Sachtleben       Jeff D. New           John R. Reynoldson
Van Kampen American      Van Kampen American   Van Kampen American
 Capital                  Capital               Capital
Executive Vice           Portfolio Manager     Portfolio Manager
 President
Equity Investments

/s/ Alan Doyle           /s/ Peter Kysel
Alan Doyle               Peter Kysel
John Govett & Co.        John Govett & Co.
 Limited                  Limited
Portfolio Manager        Portfolio Manager
                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
             COMMON STOCK AND EQUIVALENTS 70.1%
             AUSTRALIA 0.9%
      20,000 Pioneer International, Ltd..........................   $    51,583
      13,000 Smith (Howard)......................................        61,357
      25,000 Tab Corp Holdings...................................        70,611
     *37,000 TNT.................................................        48,952
                                                                    -----------
                                                                        232,503
                                                                    -----------
             AUSTRIA 0.2%
         240 AMS Austria Mikros..................................        38,934
                                                                    -----------
             BELGIUM 0.4%
       2,100 GIB.................................................        92,192
                                                                    -----------
             BRAZIL 0.4%
       5,300 Centrais Eletricas Brasileiras                              72,213
      *5,000 Usiminas Usi........................................        40,625
                                                                    -----------
                                                                        112,838
                                                                    -----------
             CANADA 0.4%
       2,000 Inco, Ltd...........................................        66,093
       1,300 Seagram Co., Ltd....................................        44,865
                                                                    -----------
                                                                        110,958
                                                                    -----------
             FINLAND 0.5%
       1,000 Kymmene Corp........................................        26,440
       2,700 Nokia (AB) OY, Series A.............................       106,153
                                                                    -----------
                                                                        132,593
                                                                    -----------
             FRANCE 3.9%
      *1,700 Axime...............................................       130,876
       1,640 Christian Dior......................................       176,827
         244 Club Mediterranee...................................        19,482
       1,120 Credit Local De France (includes 84 warrants).......        89,655
       1,008 Primagaz (Cie Gaz)..................................        74,120
       1,000 Sanofi..............................................        64,100
      *2,000 SGS Thomson Micro...................................        76,577
         290 Sidel...............................................        90,370
         770 Societe Generale....................................        95,130
       8,000 Usindr Sacilor......................................       105,779
         600 Union Assurance Federales...........................        71,676
                                                                    -----------
                                                                        994,592
                                                                    -----------
             GERMANY 2.8%
      *2,200 Adidas..............................................       116,403
         400 Bayer...............................................       105,542
       2,000 Berliner Elektro Holdings...........................        65,249
         110 Ckag Colonia Konzern................................        71,314
       1,200 Deutsche Bank.......................................        56,859
          70 Mannesmann..........................................        22,286
       4,900 Prakticker..........................................       149,955
         130 Siemens.............................................        71,140
         100 Wella...............................................        53,816
                                                                    -----------
                                                                        712,564
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
             HONG KONG 2.7%
      78,000 First Pacific Co....................................   $    86,751
      15,000 Hong Kong Electric..................................        49,176
      65,000 Hong Kong Land Holding..............................       120,250
       4,800 HSBC Holdings.......................................        72,628
      16,000 Hutchison Whampoa...................................        97,459
    *330,000 Jilin Chemical Industries, Class H..................        68,283
      11,000 Sun Hung Kai Properties.............................        89,977
      13,000 Swire Pacific.......................................       100,873
                                                                    -----------
                                                                        685,397
                                                                    -----------
             INDONESIA 0.3%
       3,000 Perusahaan Persero Telekom..........................        75,750
                                                                    -----------
             ITALY 0.3%
       2,000 Gucci Group.........................................        77,750
                                                                    -----------
             JAPAN 14.2%
       5,000 Amada, Co...........................................        49,395
      13,000 Bank of Tokyo.......................................       227,894
       4,000 Dainei Telecom Engineering..........................        34,479
      *8,000 Dainippon Screen Manufacturing Co...................        70,199
      19,000 Daiwa Securities....................................       290,751
     *26,000 Denki Kagaku Kogyo..................................        94,431
      12,000 Fujitsu.............................................       133,656
      13,000 Hitachi.............................................       130,944
       5,000 Honda Motor Co......................................       103,148
      *5,000 Japan Air Lines Co..................................        33,172
       4,000 Komatsu.............................................        32,930
      10,000 Kumagai Gumi Co.....................................        40,194
       2,000 Kyocera Corp........................................       148,571
      10,000 Marubeni Corp.......................................        54,140
       2,000 Maruichi Steel Tube.................................        36,610
       5,000 Matsushita Electric Industrial Co...................        81,356
       4,000 Mitsubishi Estate...................................        49,976
      17,000 Mitsubishi Heavy Industries.........................       135,506
      20,000 Mitsukoshi..........................................       187,893
       3,000 Nippon Hodo Corp. ..................................        50,847
          10 Nippon Telephone & Telegraph Corp...................        80,872
       6,000 Nishimatsu Construction.............................        70,315
      11,000 Nomura Securities...................................       239,709
       7,000 Omron Corp. ........................................       161,356
       9,000 Onward Kashiyama Co. ...............................       146,441
      11,000 Ricoh Co............................................       120,387
       2,000 Rohm Co. ...........................................       112,930

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
       3,000 Sanwa Bank..........................................   $    61,017
       6,000 SXL Corp............................................        62,179
       9,000 Tadano..............................................        75,835
       1,000 TDK Corp............................................        51,041
       4,000 Tokio Marine & Fire Insurance Co....................        52,300
       3,000 Tokyo Electron......................................       116,223
       7,000 Tokyu Corp. ........................................        49,424
      10,000 Toshiba Corp........................................        78,354
      *2,000 Toyota Motor Corp. .................................        42,421
       5,000 Yamanouchi Pharmacy.................................       107,506
                                                                    -----------
                                                                      3,614,402
                                                                    -----------
             MALAYSIA 1.2%
      10,000 Commerce Asset Holding..............................        50,400
      26,000 Malaysian Pacific Industries........................        80,364
      30,000 Resorts World.......................................       160,648
                                                                    -----------
                                                                        291,412
                                                                    -----------
             MEXICO 0.8%
       8,000 Cemex...............................................        55,500
       6,000 Empresas Ica Sociedad...............................        61,500
       2,400 Telefonos de Mexico.................................        76,500
                                                                    -----------
                                                                        193,500
                                                                    -----------
             NETHERLANDS 2.5%
      *2,000 BE Semiconductor Industries.........................        26,173
       1,732 ING Group...........................................       115,704
       2,000 Philips Electronics.................................        72,288
       2,100 Philips Electronics, Inc. ..........................        75,338
         200 Royal Dutch Petroleum Co. ..........................        28,225
       3,900 Stork...............................................        96,729
         540 Unilever............................................        75,883
       1,000 Ver Ned Uitgevers...................................       137,284
                                                                    -----------
                                                                        627,624
                                                                    -----------
             NORWAY 0.9%
       1,600 Kvaerner............................................        53,552
       1,500 Orkla...............................................        71,518
     *13,000 Uni Storebrand......................................        71,833
       2,000 Unitor..............................................        27,470
                                                                    -----------
                                                                        224,373
                                                                    -----------
             PORTUGAL 0.3%
      *3,000 Investec Consultant.................................        60,130
       3,500 Portucel Industrial.................................        20,790
                                                                    -----------
                                                                         80,920
                                                                    -----------
             SINGAPORE 1.2%
       9,000 Fraser & Neave......................................       114,528
      10,000 Overseas Union Bank.................................        68,929
      20,000 Singapore Land......................................       129,375
                                                                    -----------
                                                                        312,832
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares   Description                                            Market Value
--------------------------------------------------------------------------------
             SOUTH KOREA 0.6%
       2,000 Samsung Electric Co. ...............................   $   120,000
         411 Samsung Electronic..................................        24,650
                                                                    -----------
                                                                        144,650
                                                                    -----------
             SPAIN 0.3%
       1,900 Tabacalera, SA......................................        72,053
                                                                    -----------
             SWEDEN 3.8%
       2,000 Astra...............................................        79,220
      13,000 Atlas Copco.........................................       199,708
       9,000 Celsius.............................................       182,990
       6,600 Ericsson (LM) Telephone.............................       129,223
       2,000 Hoganas.............................................        58,436
      35,000 Rottneros...........................................        36,899
      15,000 Skandinavska Emskilda Banken........................       124,253
       4,000 Stora Kopparbergs...................................        47,894
       4,100 Svedala Industrial..................................       105,592
                                                                    -----------
                                                                        964,215
                                                                    -----------
             SWITZERLAND 2.9%
         140 Alusisse Lonza Holdings.............................       110,932
         200 Ciba Geigy..........................................       175,986
         875 CS Holdings.........................................        89,700
          80 Nestle..............................................        88,496
         100 Schindler Holdings..................................       103,598
          90 SGS Holdings........................................       178,673
                                                                    -----------
                                                                        747,385
                                                                    -----------
             THAILAND 0.6%
       9,000 National Financial & Securities.....................        48,233
       1,000 Siam Cement Co......................................        55,419
     *17,000 Telecomasia.........................................        51,628
                                                                    -----------
                                                                        155,280
                                                                    -----------
             UNITED KINGDOM 8.4%
      50,000 Astec...............................................        88,523
      22,000 BAA.................................................       166,392
       5,500 BOC Group...........................................        76,961
      12,000 British Telecom.....................................        65,787
      25,000 Cable & Wireless....................................       178,987
       5,000 De La Rue...........................................        50,551
      14,000 Dixons Group........................................        96,537
      18,000 Fairey Group........................................       150,116
      10,000 Farnell Electronic..................................       111,586
      20,000 Granada Group.......................................       200,342
         294 Inchcape............................................         1,137
       8,200 London Electricity..................................        73,035

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
      8,000 Marks & Spencer......................................   $    55,909
      6,992 National Grid Group..................................        21,609
     10,000 National Westminster.................................       100,714
     30,000 Next.................................................       212,455
     20,000 Reuters Holdings.....................................       183,103
     12,000 Sainsbury (J)........................................        73,148
      7,000 Severn Trent.........................................        74,740
      3,000 Shell Transportation & Trading.......................        39,672
      5,000 SmithKline Beecham...................................        55,133
     15,000 Tesco................................................        69,188
                                                                    -----------
                                                                      2,145,625
                                                                    -----------
            UNITED STATES 19.6%
       *700 Adaptec, Inc.........................................        28,700
        400 Aetna Lite & Casualty Co.............................        27,700
      1,400 Allstate Corp........................................        57,575
        400 Aluminum Co. of America..............................        21,150
       *500 American Radio System Corp., Class A.................        14,000
       *400 Amgen, Inc...........................................        23,750
        500 Analog Devices, Inc..................................        17,688
        500 Applied Materials, Inc...............................        19,688
       *100 Ascend Communications, Inc...........................         8,113
        500 AT&T Corp............................................        32,375
        800 BankAmerica Corp.....................................        51,800
      1,300 Bank of Boston Corp..................................        60,125
        400 Bank of New York, Inc................................        19,500
        200 BayBanks, Inc........................................        19,650
     *1,100 Bay Networks, Inc....................................        45,238
      7,000 BE Semiconductor Industries..........................        91,000
        500 Boeing Co............................................        39,188
        400 Bowater, Inc.........................................        14,200
        500 Bristol Myers Squibb Co..............................        42,938
       *600 Buffets, Inc.........................................         8,250
        100 Burlington Northern..................................         7,800
       *400 Cabletron Systems, Inc...............................        32,400
        450 Cadence Design Systems, Inc..........................        18,900
        300 Case Corp............................................        13,725
        500 Cellular Communications, Inc.........................        24,875
        900 Chemical Banking Corp................................        52,875
        400 Chrysler Corp........................................        22,150
        500 Circon Corp..........................................        10,125
       *500 Cisco Systems, Inc...................................        37,313
        600 Citicasters, Inc.....................................        14,175

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
        600 Citicorp..............................................  $    40,350
       *200 Coherent, Inc.........................................        8,100
       *600 Community Health System, Inc..........................       21,375
       *800 Compaq Computer Corp..................................       38,400
      1,000 Computer Associates International, Inc................       56,875
      1,450 ConAgra, Inc..........................................       59,812
        400 Conrail, Inc..........................................       28,000
        300 Conseco, Inc..........................................       18,787
        700 Consolidated Stores Corp..............................       15,225
     *1,100 Cox Communications, Inc., Class A.....................       21,450
        800 CPC International, Inc................................       54,900
        300 CSX Corp..............................................       13,688
       *600 Cytec Industries, Inc.................................       37,425
       *500 Dell Computer Corp....................................       17,312
        500 Disney (Walt) Co......................................       29,500
        700 Dover Corp............................................       25,812
       *900 DST Systems, Inc......................................       25,650
     *1,500 Eckerd (Jack) Corp....................................       66,937
     *1,000 Emmis Broadcasting Corp., Class A.....................       31,000
     *1,000 Evergreen Media Co....................................       32,000
        900 Exxon Corp............................................       72,112
      1,300 Federal National Mortgage Association.................      161,362
      1,000 Federated Department Stores, Inc......................       27,500
        500 First Data Corp.......................................       33.438
       *800 Foundation Health Corp................................       34,400
        700 Franklin Resources, Inc...............................       35,263
        700 Frontier Corp.........................................       21,000
       *400 FTP Software, Inc.....................................       11,600
        500 Gap, Inc..............................................       21,000
       *700 Gateway 2000, Inc.....................................       17,150
      2,300 General Nutrition Companies, Inc......................       52,900
        600 Genzyme Corp..........................................       37,425
     *1,050 Grand Casinos, Inc....................................       24,413
     20,000 Grandetel Technologies, Inc...........................       10,000
        600 Greenfield Industries, Inc............................       18,750
      2,000 Green Tree Financial Corp.............................       52,750
        600 Guidant Corp..........................................       25,350
        500 Halliburton Co........................................       25,312
        700 Harmischfeger Industries, Inc.........................       23,275
       *850 Health Management Association, Inc., Class A..........       22,207
        300 Hercules, Inc.........................................       16,912

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
       600 Illinois Central Corp..................................   $   23,025
       500 Illinois Tool Works, Inc...............................       29,500
       200 IMC Global, Inc........................................        8,175
      *100 In Focus Systems, Inc..................................        3,612
       500 Intel Corp.............................................       28,375
    *1,300 International Rectifier Corp...........................       32,500
       400 James River Corp.......................................        9,650
       200 Johnson Control, Inc...................................       13,750
       750 Johnson & Johnson......................................       64,219
       468 Kimberly Clark Corp....................................       38,727
      *400 KLA Instruments Corp...................................       10,425
       500 Komag, Inc.............................................       23,062
    *1,900 Kroger Co..............................................       71,250
      *400 LAM Research Corp......................................       18,300
     1,800 LG Chemical, Ltd.......................................       37,710
      *950 Lincare Holdings, Inc..................................       23,750
       600 Linear Technology Corp.................................       23,550
      *300 Litton Industries, Inc.................................       13,350
      *500 LSI Logic Corp.........................................       16,375
       950 Marriot International, Inc.............................       36,337
      *500 Maxicare Health Plans, Inc.............................       13,437
     3,200 MCI Communications Corp................................       83,600
      *400 Medic Computer Systems, Inc............................       24,200
      *200 MediSense, Inc.........................................        6,325
       400 Medtronic, Inc.........................................       22,350
       300 Mentor Corp............................................        6,900
       700 Merck & Co., Inc.......................................       46,025
     1,900 Mercury Financial Co...................................       25,175
     4,000 Metalclad Corp.........................................       16,000
       500 Microcom, Inc..........................................       13,000
      *700 Microsoft Corp.........................................       61,425
       750 Mobil Corp.............................................       84,000
       400 Monsanto Co............................................       49,000
      *400 MSC Industrial Direct, Inc., Class A...................       11,000
      *500 Nautica Enterprises, Inc...............................       21,875
      *500 Nellcor Puritan Bennett, Inc...........................       29,000
      *200 Northwest Airlines Corp., Class A......................       10,200
      *700 Oak Technology, Inc....................................       29,575
    *1,700 Office Max. Inc........................................       38,037
     1,300 Omnicom Group, Inc.....................................       48,425

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares  Description                                             Market Value
--------------------------------------------------------------------------------
       *400 Oracle System Corp....................................  $    16,950
       *400 Outback Steakhouse, Inc...............................       14,350
      1,600 Panhandle Eastern Corp................................       44,600
       *300 Pairgain Technologies, Inc............................       16,425
        300 Parker Hennifin Corp..................................       10,275
        900 Penncorp Financial Group, Inc.........................       26,437
      1,700 PepsiCo, Inc..........................................       94,988
        825 Pharmaceutical & Upjohn Co............................       31,967
      2,300 Phillip Morris Companies, Inc.........................      208,150
      2,100 Praxair, Inc..........................................       70,613
        200 Ralston Purina Co.....................................       12,475
        600 Reliastar Financial Corp..............................       26,625
       *500 Renal Treatment Centers, Inc..........................       22,000
      2,000 Richter Gedeon........................................       38,400
     *1,600 Safeway, Inc..........................................       82,400
      1,400 Schering-Plough Corp..................................       76,650
       *900 SCI Systems, Inc......................................       27,900
       *500 Seagate Technology, Inc...............................       23,750
      1,200 Sears Roebuck & Co....................................       46,800
      1,500 Service Corp. International...........................       66,000
        400 Sigma-Aldrich Corp....................................       19,800
     *1,200 Smith International, Inc..............................       28,200
        500 Snap-On, Inc..........................................       22,625
      1,500 Sprint Corp...........................................       59,813
       *700 S3, Inc...............................................       12,338
        850 Sun America, Inc......................................       40,375
       *200 Sun Microsystems, Inc.................................        9,125
     *1,100 Symantec Corp.........................................       25,575
        800 Terra Industries, Inc.................................       11,300
        200 Texaco, Inc...........................................       15,700
        200 Textron, Inc..........................................       13,500
       *400 3Com Corp.............................................       18,650
     *1,300 Trump Hotels & Casino Resorts.........................       27,950
        300 Union Carbide Corp....................................       11,250
        300 United Technologies Corp..............................       28,463
      1,300 United Waste Systems, Inc.............................       48,425
       *300 US Robotics Corp......................................       26,325
       *450 Varity Corp...........................................       16,706
       *700 Viacom, Inc., Class B.................................       33,163

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares Description                                             Market Value
-------------------------------------------------------------------------------
       500 Vons Cosmetics, Inc,.................................   $    14,125
      *600 Watson's Pharmaceuticals, Inc........................        29,400
       500 Williams Companies, Inc..............................        21,937
    *2,100 WorldCom, Inc........................................        74,025
                                                                   -----------
                                                                     4,995,399
                                                                   -----------
           TOTAL COMMON STOCK AND EQUIVALENTS (Cost
           $16,501,916).........................................    17,835,741
                                                                   -----------
 Par
 Amount
 (000)
---------
           UNITED STATES TREASURY NOTES 26.8%
  $  **700 5.75%, 08/15/03......................................       709,407
   **2,500 6.75%, 02/28/97......................................     2,544,150
   **1,500 7.50%, 01/31/96......................................     1,503,285
     **560 7.50%, 02/15/05......................................       635,606
   **1,400 8.00%, 10/15/96......................................     1,429,540
                                                                   -----------
           TOTAL UNITED STATES TREASURY NOTES (Cost $6,705,925).     6,821,988
                                                                   -----------
           CORPORATE OBLIGATIONS 0.6%
        30 Acer, Inc. 4.00%, 06/10/01...........................        89,550
        50 United Micro Electric, 1.25%, 06/08/04...............        63,000
                                                                   -----------
           TOTAL CORPORATE OBLIGATIONS (Cost $164,375)..........       152,550
                                                                   -----------
           REPURCHASE AGREEMENT 6.7%
     1,710 Shearson Lehman Brothers, Inc., dated 12/29/95,
           5.875%, due 01/02/96 (collateralized by U. S.
           Government obligations in a pooled cash account)
           repurchase proceeds $1,711,116 (Cost $1,710,000).....     1,710,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $25,082,216) 104.2%.....................   26,520,279
 OTHER ASSETS AND LIABILITIES, NET (4.2%)........................   (1,065,252)
                                                                   -----------
 NET ASSETS 100%.................................................  $25,455,027
                                                                   -----------

*Non-income producing security.
**Securities with a market value of $6.8 million were placed as collateral for forward purchase commitments (see Note 2D).

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investment, at market value (Cost $25,082,216)...................  $26,520,279
Foreign currency, at market value (Cost $126,610)................      125,636
Cash.............................................................        1,169
Receivable for offsetting forward bond commitments...............    1,009,049
Dividends and interest receivable................................      204,820
Unrealized appreciation of forward commitments and currency
exchange contracts...............................................      151,122
Receivable for investments sold..................................      143,936
Receivable for Fund shares sold..................................       42,848
Other assets and receivables.....................................       17,293
                                                                   -----------
 Total Assets....................................................   28,216,152
                                                                   -----------

LIABILITIES
Payable for Fund shares purchased................................    1,115,972
Payable for offsetting forward bond commitments..................      987,012
Payable for investments purchased................................      458,801
Unrealized depreciation of forward commitments and currency
exchange contracts...............................................       24,357
Distributions payable............................................       21,357
Due to Adviser...................................................       18,558
Due to Distributor...............................................       17,063
Deferred Trustees' compensation..................................        3,422
Accrued expenses and other liabilities...........................      114,583
                                                                   -----------
 Total Liabilities...............................................    2,761,125
                                                                   -----------
NET ASSETS, equivalent to $10.15 per share for Class A, $10.10 per share for Class B, and
 $10.12 per share for Class C shares.............................  $25,455,027
                                                                   -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 1,528,430 Class A, 802,255
 Class B, and 181,833 Class C shares outstanding.................  $    25,125
Capital surplus..................................................   23,701,323
Undistributed net realized gain on securities....................      168,396
Unrealized appreciation (depreciation) of securities
 Investments.....................................................    1,438,063
 Forward commitments.............................................       96,897
 Offsetting forward commitments..................................       11,346
 Foreign currency................................................         (974)
 Forward currency exchange contracts.............................       29,868
 Other foreign denominated assets and liabilities................         (383)
Accumulated net investment loss..................................      (14,634)
                                                                   -----------
NET ASSETS.......................................................  $25,455,027
                                                                   -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $  569,273
Dividends (net of $32,603 of foreign taxes withheld at source).....     271,649
                                                                     ----------
 Investment income.................................................     840,922
                                                                     ----------
EXPENSES
Management fees....................................................     232,342
Shareholder service agent's fees and expenses......................     148,428
Accounting services................................................      29,687
Service fees--Class A..............................................      11,884
Distribution and service fees--Class B.............................      78,577
Distribution and service fees--Class C.............................      16,189
Trustees' fees and expenses........................................      18,890
Audit fees.........................................................      77,803
Custodian fees.....................................................     142,399
Legal fees.........................................................       9,465
Reports to shareholders............................................      50,730
Registration and filing fees.......................................     123,495
Organization expenses..............................................       3,289
Miscellaneous......................................................         797
Expense reimbursement--see Note 3..................................    (205,270)
                                                                     ----------
 Total expenses....................................................     738,705
                                                                     ----------
NET INVESTMENT INCOME..............................................     102,217
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments and forward commitments...............................     706,193
 Futures contracts.................................................       6,433
 Foreign currency..................................................     (56,323)
 Forward currency exchange contracts...............................      91,299
Net unrealized appreciation (depreciation) of securities
 Investments.......................................................   1,832,220
 Forward commitments...............................................     121,340
 Offsetting forward commitments....................................      11,346
 Foreign currency..................................................       1,926
 Forward currency exchange contracts...............................      (6,176)
 Futures contracts.................................................      36,930
 Other foreign denominated assets and liabilities..................        (295)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   2,744,893
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $2,847,110
                                                                     ----------


                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                  Year Ended      May 16, 1994*
                                                December 31,            through
                                                        1995  December 31, 1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period...............   $20,151,878        $   101,000
                                                 -----------        -----------
OPERATIONS
 Net investment income........................       102,217            111,532
 Net realized gain (loss) on securities.......       747,602            (69,995)
 Net unrealized appreciation (depreciation) of
  securities during the period................     1,997,291           (422,474)
                                                 -----------        -----------
 Increase (decrease) in net assets resulting
 from operations..............................     2,847,110           (380,937)
                                                 -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note
2I)
 Net investment income
 Class A......................................      (109,529)           (83,040)
 Class B**....................................       (14,553)           (18,953)
 Class C**....................................        (2,914)            (4,131)
                                                 -----------        -----------
                                                    (126,996)          (106,124)
                                                 -----------        -----------
 Net realized gain on securities
 Class A......................................      (270,443)               --
 Class B......................................      (142,058)               --
 Class C......................................       (32,127)               --
                                                 -----------        -----------
                                                    (444.628)               --
                                                 -----------        -----------
 Excess of book-basis net realized gain on
 securities
 Class A......................................           --             (34,466)
 Class B......................................           --             (21,661)
 Class C......................................           --              (3,719)
                                                 -----------        -----------
                                                         --             (59,846)
                                                 -----------        -----------
 Total distributions..........................      (571,624)          (165,970)
                                                 -----------        -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A......................................     3,909,901         11,810,850
 Class B......................................     3,055,675          8,030,788
 Class C......................................     1,374,753          1,340,315
                                                 -----------        -----------
                                                   8,340,329         21,181,953
                                                 -----------        -----------
 Proceeds from shares issued for distributions
 reinvested
 Class A......................................       376,012            116,609
 Class B......................................       138,274             35,987
 Class C......................................        33,442              7,489
                                                 -----------        -----------
                                                     547,728            160,085
                                                 -----------        -----------
 Cost of shares redeemed
 Class A......................................    (1,662,569)          (174,627)
 Class B......................................    (3,228,108)          (501,046)
 Class C......................................      (969,717)           (68,580)
                                                 -----------        -----------
                                                  (5,860,394)          (744,253)
                                                 -----------        -----------
 Increase in net assets resulting from capital
 transactions.................................     3,027,663         20,597,785
                                                 -----------        -----------
INCREASE IN NET ASSETS........................     5,303,149         20,050,878
                                                 -----------        -----------
NET ASSETS, end of period (including
 accumulated net investment loss of $14,634
 and undistributed net investment income of
 $2,926, respectively)........................   $25,455,027        $20,151,878
                                                 -----------        -----------

 *Commencement of operations.
**All of the distributions for December 31, 1995 are in excess of book-basis net investment income.

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                      Class A(/3/)
                                           ------------------------------------
                                                        Year  May 16, 1994(/1/)
                                                       Ended            through
                                           December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....              $9.19              $9.44
                                                      ------            -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................                .35                .28
 Expenses................................               (.27)              (.18)
                                                      ------            -------
Net investment income....................                .08                .10
Net realized and unrealized gain (loss)
on securities............................             1.1375             (.2475)
                                                      ------            -------
Total from investment operations.........             1.2175             (.1475)
                                                      ------            -------
LESS DISTRIBUTIONS FROM (see Note 2I)
 Net investment income...................             (.0775)             (.075)
 Net realized gain on securities.........               (.18)               --
 Excess of book-basis net realized gain
 on securities...........................                --              (.0275)
                                                      ------            -------
Total distributions......................             (.2575)            (.1025)
                                                      ------            -------
Net asset value, end of period...........             $10.15              $9.19
                                                      ------            -------
TOTAL RETURN (/2/).......................             13.30%             (1.57%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....              $15.5              $11.5
Average net assets (millions)............              $13.8              $10.1
Ratios to average net assets (annualized)
 Expenses................................              2.79%              2.75%
 Expenses, without expense reimbursement.              3.68%              2.76%
 Net investment income...................               .81%              1.54%
 Net investment income (loss), without
 expense reimbursement...................             (.07)%              1.53%
Portfolio turnover rate..................               135%                50%

(1)Commencement of operations.
(2)Total returns for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(3)Based on average month-end shares outstanding.

                                               See Notes to Financial Statements

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                      Class B(/3/)
                                           ------------------------------------
                                                        Year  May 16, 1994(/1/)
                                                       Ended            through
                                           December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....              $9.17              $9.44
                                                      ------            -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................                .35                .26
 Expenses................................               (.36)              (.25)
                                                      ------            -------
Net investment income....................               (.01)               .01
Net realized and unrealized gain (loss)
on securities............................             1.1375             (.2065)
                                                      ------            -------
Total from investment operations.........             1.1275             (.1965)
                                                      ------            -------
LESS DISTRIBUTIONS FROM see (Note 2I)
 Net investment income...................                --               (.046)
 Net realized gain on securities.........               (.18)               --
 Excess of book-basis net investment
 income..................................             (.0175)               --
 Excess of book-basis net realized gain
 on securities...........................                --              (.0275)
                                                      ------            -------
Total distributions......................             (.1975)            (.0735)
                                                      ------            -------
Net asset value, end of period...........             $10.10              $9.17
                                                      ------            -------
TOTAL RETURN (/2/).......................             12.31%             (2.09%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....               $8.1               $7.4
Average net assets (millions)............               $7.9               $4.6
Ratios to average net assets (annualized)
 Expenses................................              3.73%              3.92%
 Expenses, without expense reimbursement.              4.61%              3.93%
 Net investment income (loss)............              (.09%)              .13%
 Net investment income (loss), without
 expense reimbursement...................              (.97%)              .12%
Portfolio turnover rate..................               135%                50%

(1)Commencement of operations.
(2) Total returns for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(3)Based on average month-end shares outstanding.

                                               See Notes to Financial Statements

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                      Class C(/3/)
                                           ------------------------------------
                                                        Year  May 16, 1994(/1/)
                                                       Ended            through
                                           December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....              $9.20              $9.44
                                                      ------            -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................                .35                .27
 Expenses................................               (.37)              (.22)
                                                      ------            -------
Net investment income....................               (.02)               .05
Net realized and unrealized gain (loss)
on securities............................             1.1375             (.2165)
                                                      ------            -------
Total from investment operations.........             1.1175             (.1665)
                                                      ------            -------
LESS DISTRIBUTIONS FROM see (Note 2I)
 Net investment income...................                --               (.046)
 Net realized gain on securities.........               (.18)               --
 Excess of book-basis net investment
 income..................................             (.0175)               --
 Excess of book-basis net realized gain
 on securities...........................                --              (.0275)
                                                      ------            -------
Total distributions......................             (.1975)            (.0735)
                                                      ------            -------
Net asset value, end of period...........             $10.12              $9.20
                                                      ------            -------
TOTAL RETURN (/2/).......................             12.16%             (1.77%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....               $1.9               $1.3
Average net assets (millions)............               $1.6               $1.0
Ratios to average net assets (annualized)
 Expenses................................              3.79%              3.36%
 Expenses, without expense reimbursement.              4.67%              3.38%
 Net investment income (loss)............              (.18%)              .80%
 Net investment income (loss), without
 expense reimbursement...................             (1.06%)              .78%
Portfolio turnover rate..................               135%                50%

(1)Commencement of operations.
(2) Total returns for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(3)Based on average month-end shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--ORGANIZATION
Van Kampen American Capital Global Managed Assets Fund (the "Fund," formerly American Capital Global Managed Assets Fund, Inc.) Is registered under the In-vestment Company Act of 1940, as amended and was organized as an open-end, di-versified management investment company in Maryland on November 24, 1993. The Fund's investment manager, Van Kampen American Capital Asset Management, Inc., (the "Adviser") contributed the initial capital of $101,000 on May 4, 1994.
The Fund began offering shares on May 16, 1994.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The Fund seeks total return through a managed balance of foreign and domestic equity and debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic is-suers, including fluctuations in foreign exchange rates, future political and economical developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price. Futures contracts are valued at the last sale price, or if no sales are reported, at the mean between the bid and asked prices. United States government obligations are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at

-------------------------------------------------------------------------------
prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transac-tions.

C. FORWARD CURRENCY EXCHANGE CONTRACTS-The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign cur-rency exchange rates on its foreign portfolio holdings or to settle transac-tions. A forward currency exchange contract is a commitment to buy or sell a foreign currency at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unantici-pated movements in the value of a foreign currency relative to the U.S. dol-lar.

D. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market move-ment of such instruments may not be in the direction forecasted. Note 4--In-vestment Activity contains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains securities with a value equal to its obligation under the futures contracts in a segregated account with its custodian. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in ac-quiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or se-curities in a segregated account with its custodian in an

--------------------------------------------------------------------------------
amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commit-ments for which security settlement is not intended by the Fund and for all forward sales commitments, changes in the value of the commitment are recog-nized by marking the commitment to market on a daily basis. During the commit-ment, the Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

E. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by the Adviser, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are collateralized by the underlying debt securi-ty. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

F. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date or when information becomes available, which-ever is later. Interest income is accrued daily.
  Under the applicable foreign tax laws, a tax may be imposed on interest, div-idends and realized gains generated from foreign investments. Such taxes are generally reflected on the Statement of Operations as a reduction of the re-lated income or gains.

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, origi-nal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt

-------------------------------------------------------------------------------
securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

I. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

J. ORGANIZATION COSTS-Organization expenses of approximately $15,000 were de-ferred and are being amortized over a five year period ending May, 1999.

NOTE 3--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser.
  Under the terms of the advisory agreement, if the total ordinary business expenses of the Fund, exclusive of taxes, interest and distribution plans, ex-ceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for the excess. Such reimbursement shall be made monthly. The most restrictive expense limitation in effect was California's which aggregated 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of the average daily net assets in excess of $100 million.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as shareholder service agent of the Fund. These services are provided at cost plus a profit. For the period, the fees for such services aggregated $131,969.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor"), and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $15,161 and $6,383, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ices fees incurred. Class B and C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses

-------------------------------------------------------------------------------
incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $456,000 and $28,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual re-newal of the plans, future Fund reimbursements of distribution fees.
  Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 4--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $35,349,576 and $29,891,636, respectively.
  For federal income tax purposes, the identified cost of investments and for-eign currency at the end of the period was $25,232,696. Net unrealized appre-ciation aggregated $1,413,219, gross unrealized appreciation aggregated $2,126,304 and gross unrealized depreciation aggregated $713,085.
  At the end of the period, the Fund held the following forward purchase com-mitments for which settlement is not intended, offsetting forward commitments, and forward currency exchange contracts:

FORWARD PURCHASE COMMITMENTS

 Par Amount
 (000)                                                               Unrealized
 (local currency) Description                     Coupon  Maturity Appreciation
-------------------------------------------------------------------------------
                  AUSTRIA (Government of)
     4,000        settlement 1/22/96...........    6.875%  6/20/05   $    41
                  NETHERLANDS (Government of)
       600        settlement 3/14/96...........    7.000   6/15/05    11,422
                  FRANCE (Government of)
     2,350        settlement 1/19/96...........    7.750  10/25/05    20,892
                  GERMANY (Treuhandanstalt)
       300        settlement 2/20/96...........    6.750   5/13/04     7,070
     1,000        settlement 2/23/96...........    6.750   5/13/04    26,747
                  ITALY (Republic of)
 1,000,000        settlement 4/12/96...........   12.000    1/1/03    10,621
                  UNITED STATES
       208        FHLMC, settlement 1/16/96....    7.500    1/1/99     2,991
       208        GNMA, settlement 1/22/96.....    8.000    1/1/99     3,512
                  US Treasury Notes, settlement
       750          3/13/96....................    7.500   3/13/96     4,224
                  US Treasury Notes, settlement
       500          3/6/96.....................    5.750   8/15/03     9,377
                                                                     -------
                  Total Forward Purchase
                    Commitments
                    (obligation $4,632,695)....                      $96,897
                                                                     -------

-------------------------------------------------------------------------------

OFFSETTING FORWARD COMMITMENTS

                                                                                Unrealized
 Par Amount                                              U.S. Dollar Value        Currency
 (000)                                       Settlement -------------------   Appreciation
 (Local Currency) Security                         Date  Payable Receivable (Depreciation)
-------------------------------------------------------------------------------------------
                  AUSTRALIA
                     Commonwealth, 10.00%,
   800            10/15/07................     03/08/96 $676,004 $  687,031        $12,623
                  NEW ZEALAND
   460            8.00%, 4/15/04..........     01/15/96  311,008    322,018         (1,277)
                                                        -------- ----------        -------
                                                        $987,012 $1,009,049        $11,346
                                                        -------- ----------        -------

FORWARD CURRENCY EXCHANGE CONTRACTS

                                                            U.S.     Unrealized
                                           Settlement     Dollar   Appreciation
Currency                                         Date      Value (Depreciation)
--------------------------------------------------------------------------------
AUSTRALIAN DOLLAR
 31,818 (payable).........................   03/08/96 $   23,572       $   (106)
FRENCH FRANC
 2,001,400 (payable)......................   04/11/96    408,699           (100)
GERMAN DEUTSCHE MARK
 840,000 (receivable).....................   02/16/96    587,028        (20,787)
SWEDISH KRONA
 2,060,400 (payable)......................   11/13/96    303,364         (3,364)
                                                      ----------       --------
                                                       1,322,663        (24,357)
                                                      ----------       --------
JAPANESE YEN
 29,676,000 (payable).....................   09/24/96    297,767          2,233
 48,145,000 (payable).....................   11/13/96    486,034         13,966
 47,870,000 (payable).....................   11/13/96    483,258         16,742
 47,430,000 (payable).....................   11/13/96    478,816         21,284
                                                      ----------       --------
                                                       1,745,875         54,225
                                                      ----------       --------
   Total..................................            $3,068,538       $ 29,868
                                                      ----------       --------

NOTE 5--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $635 plus a fee of $18 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $11,678.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the fund.

-------------------------------------------------------------------------------

NOTE 6--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and C shares). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and cer-tain other class specific expenses. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions. Realized and unrealized gains or losses, invest-ment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest for the pe-riod were as follows:

                                                                Year Ended
                                                               December 31
                                                            -------------------
                                                                1995       1994
-------------------------------------------------------------------------------
Shares sold
 Class A...................................................  400,789  1,262,355
 Class B...................................................  315,134    852,544
 Class C...................................................  138,887    142,266
                                                            --------  ---------
                                                             854,810  2,257,165
                                                            --------  ---------
Shares issued for distributions reinvested
 Class A...................................................   37,488     12,547
 Class B...................................................   13,757      3,886
 Class C...................................................    3,320        807
                                                            --------  ---------
                                                              54,565     17,240
                                                            --------  ---------
Shares redeemed
 Class A................................................... (166,010)   (18,739)
 Class B................................................... (329,324)   (53,742)
 Class C...................................................  (96,043)    (7,404)
                                                            --------  ---------
                                                            (591,377)   (79,885)
                                                            --------  ---------
Increase in shares outstanding.............................  317,998  2,194,520
                                                            --------  ---------

NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of additional trustees. On August 5, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Managed Assets Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a rea-sonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 15, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

INVESTMENT SUBADVISER

JOHN GOVETT & CO., LTD.
Shackleton House
4 Battle Bridge Lane
London, SE1 2HR England

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                                            TAX NOTICE TO CORPORATE
                                                 SHAREHOLDERS

                                        For 1995, 12.23% of the
                                        dividends taxable as ordinary
                                        income qualified for the 70%
                                        dividends received deduction
                                        for corporations.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by Van Kampen American Capital Global Managed Fund performance data update for the most recent quarter.